UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

FS MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)(Zip code)

Daniel Dwyer

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant's telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

FS INVESTMENTS®

PORTFOLIO ADVISORS LLC

Semi-annual report September 30, 2023

FS MVP Private Markets Fund

Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	20
Other Information	43
Privacy Policy	44

FS MVP Private Markets Fund	Shareholder Letter

September 30, 2023 (Unaudited)

Dear Shareholder:

We thank you for your investment in FS MVP Private Markets Fund (the “Fund”). This semi-annual report covers the six-month fiscal period ended September 30, 2023 (the “period”).

While the U.S. economy continues to surprise to the upside, lingering inflation, policy uncertainty and signs of tightening financial conditions all present challenges to the forward outlook. Equity valuations soared on economic optimism for the better part of 2023 and earnings expectations for 2024 continue to imply still further acceleration in growth. The bond market, however, reflects expectations for some probability of a recession, with rate cuts priced into next year. The Fed has worked hard to close this gap, by tempering growth expectations while also pushing back against rate cut expectations. The result has been an increase in long-term interest rates to nearly 15-year highs, which now match the free cash flow of the S&P 500.

Inflection points in the economy and financial markets may result in near-term volatility. In our experience, however, such times often present attractive environments to selectively deploy capital. The changing market environment has highlighted the value of the Fund’s multi-strategy approach investing in and alongside sponsors that we believe are the “MVPs” of the U.S. middle market to drive deal flow and market insights and, ultimately, favorable economic outcomes for our shareholders.

Summary of investment activity during the period

The Fund began the period with 68 total investments and invested approximately $108 million over the ensuing 6 months across secondary, direct equity, direct credit, and primary strategies. At the period end, the Fund held 77 investments representing approximately $608 million in net asset value, comprised of 52% secondary investments, 27% direct equity investments, 11% direct credit investments, 4% primary investments, and 7% in cash equivalents.

At the end of the period, approximately 78% of the portfolio was focused on investments in the U.S. middle market driven by Portfolio Advisors’ deep sponsor relationships across more than 300 middle market sponsors. Large cap investments represented 15% of the portfolio while Growth represented 6% of the portfolio. As of September 30, 2023, the largest sector weighting was industrials, followed by information technology and health care.

Semi-Annual Report | September 30, 2023	1

FS MVP Private Markets Fund	Shareholder Letter

September 30, 2023 (Unaudited)

Fund performance

This graph compares the hypothetical $1,000,000 investment int the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. Results include reinvestment of all dividends and capital gains. The MSCI Index does not reflect expenses, fees, or sales charges, which would reduce the index performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023
	1-Year	Since Inception*
MVP Private Markets Fund – Class I	8.14%	8.45%
MSCI World Index	11.27%	-4.36%

*	Commencement of operations for the MVP Private Markets Fund was January 3, 2022, following the reorganization of MVP Private Markets Fund L.P. with and into the Fund, which was effective as of close of business on December 31, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

Outlook

While headwinds to private equity fundraising are expected to persist amid the higher interest rate environment, the middle market remains a bright spot as LPs shift their focus to smaller funds with more specialized and differentiated paths to driving value. U.S. middle market fundraising is up 25% year-to-date as of June 30, 2023, compared to the same period in 2022. Attractive valuations and greater opportunities for value creation within the middle market have helped offset the negative impacts of lower leverage and higher borrowing costs on returns. These trends have led mid-cap funds to outperform large-cap funds by 965 basis points (bps) over the last year, the largest gap since 2016.

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FS MVP Private Markets Fund	Shareholder Letter

September 30, 2023 (Unaudited)

Within the secondaries market, LP-led transaction volume remains strong. H1 2023 volumes totaled $25 billion, making it the strongest H1 on record. We expect overall secondary volumes to exceed $100 billion for the third year in a row driven by:

●	Portfolio rebalancing: Public equity market declines in 2022 combined with strong private equity performance left many LPs overallocated to private equity (aka the denominator effect); and

●	Liquidity considerations: Capital calls are generally outpacing distributions due to reduced M&A activity (exits). As a result, many LPs have turned to the secondary market to augment liquidity.

These tailwinds are likely to continue to support a robust pipeline of LP transactions and price advantages for buyers through year end. While the improved economic outlook and strong performance of public equities in H1 modestly improved secondary LP pricing, prices remain at the second lowest level since 2017. Finally, within debt capital markets, credit conditions remain tight, but deal flow continues for higher quality borrowers. The credit team is managing default risks by maintaining strict coverage requirements and focusing only on high quality assets sourced through longstanding relationships with trusted sponsors. Our team sees increasing opportunities within the credit secondaries market where the vast growth in direct lending and year-end portfolio rebalancing is fueling sell-side demand and driving attractive pricing advantages.

We believe that the Fund’s focus on investing with disciplined, experienced sponsors positions the Fund to benefit from such opportunities as it continues to selectively deploy capital in the coming quarters.

We appreciate your support and look forward to continuing to serve you.

Sincerely,

Portfolio Advisors

Semi-Annual Report | September 30, 2023	3

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2023 (Unaudited)

Description	Principal	Acquisition Date	Cost	Fair Value
Direct Credit (11.97%)
Aero Operating, LLC (3M US SOFR + 6.50%, 2/6/2026)(a)(b)	$6,617,999	12/17/2021	$6,518,666	$6,519,935
Beacon Oral Specialist (3M US SOFR + 6%, 12/14/2025)(a)(b)	7,427,381	2/23/2022	7,349,156	7,427,381
Beta Plus Technologies, Inc., TL (3M US SOFR + 5.75%, 3/28/2028)(a)(b)	4,962,406	3/30/2023	4,412,479	4,556,712
CMS Group Holdings, LLC (3M US SOFR + 5.5%, 11/18/2026)(a)(b)	4,792,083	2/23/2022	4,673,774	4,673,774
Erie Construction Mid-West, LLC (3M US SOFR + 4.75%, 7/30/2027)(a)(b)	937,481	8/9/2022	930,254	937,481
ETE Intermediate II, LLC RC (3M US SOFR + 6.5%, 5/26/2029)(a)(b)(c)	267,857	5/26/2023	262,575	262,575
ETE Intermediate II, LLC TL (3M US SOFR + 6.5%, 5/26/2029)(a)(b)(c)	2,226,563	5/26/2023	2,162,563	2,162,563
MDME Holdings, LLC (3M US SOFR + 6%, 8/3/2027)(a)(b)(c)	4,436,878	8/3/2022	4,331,863	4,331,863
MDME Incremental T/L (3M US SOFR + 6%, 8/3/2027)(a)(b)	168,630	11/22/2022	166,053	166,053
NAS, LLC (3M US SOFR + 6.50%, 6/3/2024)(a)(b)	8,687,502	12/17/2021	8,648,484	8,555,454
Netrix, LLC, (3M US SOFR + 8.05%, 7/31/2026)(a)(b)	1,537,152	12/22/2021	1,517,628	1,443,964
North Acquisition LLC (3M US SOFR + 6.75%, 7/27/2027)(a)(b)	7,256,250	7/27/2022	7,145,119	7,237,746
Omni Holding Company LLC, Delayed TL (3M US SOFR + 5%, 12/30/2026)(a)(b)	228,426	6/24/2022	226,316	227,417
Omni Intermediate Holdings, (3M US SOFR + 5%, 12/30/2026)(a)(b)	6,130,579	12/10/2021	6,087,909	6,103,504
Omni Intermediate Holdings, LLC TL 1L (3M US SOFR + 5%, 12/30/2026)(a)(b)	1,401,991	6/24/2022	1,387,132	1,395,800
Orthodontic Partner LLC DDTL4 (3M US SOFR + 6.25%, 10/12/2027)(a)(b)	995,394	12/28/2022	989,015	978,114
Orthodontic Partners, LLC DDTL (3M US SOFR + 6.25%, 10/12/2027)(a)(b)	1,983,992	8/22/2022	1,967,729	1,949,552
PLA Buyer, LLC (3M US SOFR + 6.9%, 6/30/2024)(a)(b)	6,125,607	6/3/2022	6,117,338	6,117,338
PLA Buyer, LLC DDTL (3M US SOFR + 6.9%, 6/30/2024)(a)(b)	1,188,000	8/26/2022	1,179,786	1,179,786

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2023 (Unaudited)

Description (continued)	Principal	Acquisition Date	Cost	Fair Value
PLA Revolver, LLC DDTL (3M US SOFR + 6.9%, 6/30/2024)(a)(b)	$975,000	6/3/2022	$964,446	$964,446
Spectrum Vision, (3M US SOFR + 6.5%, 11/17/2024)(a)(b)(c)	5,669,873	12/28/2021	5,631,507	5,631,507

Total Direct Credit			$72,669,792	$72,822,965

Direct Equity (29.58%)	Acquisition Date	Cost	Fair Value
AEP Galaxy-A, L.P.(b)(c)	7/13/2023	9,455,746	9,455,746
BA Hissho Blocker, LLC(a)(b)(d)	5/16/2022	5,000,000	6,469,692
Biloxi Co-Investment Partners, L.P.(b)(c)	8/11/2021	3,627,986	4,497,539
Charger Investment Partners, L.P.(b)	9/30/2021	5,498,221	6,026,348
COP Lawn Services Inv, LLC(a)(b)(c)(e)	11/18/2022	6,020,615	9,474,073
Cynosure Partners 2020 Co-Investment, LLC(b)(f)	9/30/2021	924,196	2,775,406
Greenbriar Coinvest WPS, L.P.(b)(c)	2/13/2023	5,305,974	5,248,065
IEM Parent, LP(a)(b)	2/1/2023	10,118,029	15,394,942
Incline V RKD Co-Invest A, L.P.(b)	8/16/2022	12,070,044	12,032,555
MDME Holdings, LLC(a)(b)	8/3/2022	66,624	66,624
Medical Device Opportunities S.C.A.(b)(c)	6/29/2023	4,263,870	4,058,952
MFG Partners Mellott Fund A, LLC(a)(b)	9/9/2021	3,000,000	7,098,593
MiddleGround Checker Co-Invest Partners, L.P.(b)	2/10/2022	11,763,682	11,458,433
MiddleGround Royal Palm Co-Invest Partners, L.P.(b)	2/10/2022	7,737,937	13,700,144
MML Partnership Capital VII S.C.Sp.(b)	8/21/2023	10,000,000	10,000,000
North Acquisition, LLC(b)(f)	7/27/2022	150,000	230,081
OEP VIII Project Vector Co-Investment Partners, L.P.(b)	12/20/2021	8,000,000	16,811,454
RCP Monte Nido Co-Investment Fund, L.P.(b)	8/19/2022	15,211,779	14,973,111
Ridgemont Equity Partners Coinvest III AGP Blocker, L.P.(a)(b)(c)(g)	10/12/2021	4,545,455	7,649,241
SPC Totalmed, LLC(b)	3/10/2023	10,000,000	9,999,420
TPG Growth V Walkabout CI, L.P.(b)(f)	9/19/2023	7,500,000	7,500,000
V-Sky Co-Investment Aggregator II, L.P.(b)	2/9/2023	5,007,539	4,995,907

Total Direct Equity		$145,267,697	$179,916,326

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	5

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2023 (Unaudited)

Secondary Investments (57.53%)	Acquisition Date	Cost	Fair Value
ABRY Partners IX, L.P.(c)	9/30/2021	$13,948,860	$18,362,587
Accel-KKR Capital Partners CV IV Strategic Fund, L.P.(c)	3/22/2022	4,790,659	4,632,373
American Securities VII(c)	6/30/2023	33,978,504	37,151,951
Battery Ventures XII Side Fund, L.P.(c)	9/30/2021	6,442,635	6,256,750
Battery Ventures XII, L.P.(c)	9/30/2021	10,098,268	11,397,256
Berkshire Fund IX, L.P.(c)(f)	9/30/2021	11,679,074	13,493,913
Berkshire Fund VIII, L.P.(c)	3/31/2023	6,421,175	7,574,197
Charlesbank Equity Fund IX, L.P.(c)(f)	9/30/2021	8,615,121	11,503,525
Silver Oak CCS SPV, L.P.(c)	12/31/2021	1,942,500	2,789,797
GHO Capital Virtue, L.P.(c)	4/21/2022	7,771,829	7,436,105
Hellman & Friedman Capital Partners VIII, L.P.(c)	9/30/2021	14,579,091	12,412,292
HGGC Fund II, L.P.(c)(f)	9/30/2021	5,446,412	8,816,470
HGGC Fund III, L.P.(c)	9/30/2021	7,218,029	14,485,001
Icon Partners III, L.P.(c)	7/12/2021	4,265,063	3,036,278
Icon Partners IV B, L.P(c)	7/12/2021	2,121,771	2,365,196
Insight Venture Partners IX, L.P.(c)	9/30/2021	26,279,374	24,910,661
Institutional Venture Partners XVI, L.P.	9/30/2021	2,782,159	2,021,106
Lightyear Fund IV, L.P.(c)(f)	9/30/2021	7,112,348	10,033,395
Linden Capital Partners IV, L.P.(c)(h)	9/1/2023	7,960,916	11,109,945
New Mountain Partners V, L.P.(c)(f)	9/30/2021	12,294,480	13,510,558
New Mountain Partners IV, L.P(c)(f)	9/30/2021	5,261,314	3,351,379
Odyssey Investment Partners V, L.P.(c)(f)	9/30/2021	7,587,243	7,159,096
Pantheon Viking Co-Invest, LP(c)	9/29/2023	8,586,192	13,136,302
Platinum Equity Capital Partners IV, L.P.(c)	12/31/2021	10,310,645	10,544,581
Quad-C Partners IX, L.P.(c)(f)	9/30/2021	8,321,037	9,125,545
Silver Lake Partners V, L.P.(c)(h)	9/1/2023	13,596,442	11,236,622
Stepstone Capital Partners IV, L.P.(c)	9/30/2021	2,167,043	3,010,236
Thoma Bravo Fund XII, L.P.(c)	9/30/2021	14,071,617	10,771,864
Thoma Bravo Fund XIII, L.P.(c)	9/30/2021	21,526,205	23,960,198
Triton IV Continuation Fund SCSP(c)	4/25/2023	6,822,567	7,791,371
Waud Capital Partners QP IV, L.P.(c)(f)	9/30/2021	10,587,453	12,488,278
Wind Point Partners AAV, L.P.(c)	8/7/2021	2,999,309	3,202,494
Wind Point Partners VIII-A, L.P.(c)(f)	9/30/2021	2,272,989	8,534,171
Wind Point Partners AAV II, L.P.(c)	9/30/2021	2,356,725	2,356,725

Total Secondary Investments		$312,215,049	$349,968,218

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2023 (Unaudited)

Primary Investments (4.49%)	Acquisition Date	Cost	Fair Value
Audax Private Equity Origins Fund I, L.P.(c)	10/31/2022	$827,294	$549,970
Bansk Fund I-B, L.P.(c)	5/15/2023	6,211,176	7,815,383
FFL Parallel Fund V, LP(c)	6/16/2022	6,556,893	8,013,362
Gridiron Capital Fund V, L.P.(c)	4/30/2023	0	237,525
One Equity Partners VIII-A, L.P.(c)	4/28/2022	9,439,549	10,705,300

Total Primary Investments		$23,034,912	$27,321,540

Short-Term Investments (5.89%)	Cost	Fair Value
Fidelity Treasury Fund, 4.70%(i)	41,541	41,541
Goldman Sachs Financial Square Government Fund, 5.01%(i)	18,000,000	18,000,000
Vanguard Federal Money Market, 5.30%(i)	17,787,108	17,787,108

Total	35,828,649	35,828,649

Total Short-Term Investments	$35,828,649	$35,828,649

Total Investments (109.46%)	$589,016,099	$665,857,698
Liabilities In Excess of Other
Assets ((9.46%))		(57,537,432)
Net Assets (100.00%)		$608,320,266

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	7

FS MVP Private Markets Fund	Consolidated Schedule of Investments

As of September 30, 2023 (Unaudited)

Investment Abbreviations:

SOFR- Secured Overnight Financing Rate

Rates:

3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.00%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 19.56% of Net Assets. The total value of these securities is $118,976,130.

(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $630,029,049, which represents 103.57% of net assets as of September 30, 2023.

(c)	Investment has been committed to but has not been fully funded by the Fund at September 30, 2023. See Note 8 for total unfunded investment commitments.

(d)	The Fund owns 500,000 Class A units.

(e)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

(f)	All or a portion of this security is custodied with MVP Private Markets Sub-Fund, LLC at September 30, 2023.

(g)	The Fund owns 4,545,455 subscriber units.

(h)	All or a portion of this security is custodied with MVP Private Markets Fund (S), LLC at September 30, 2023.

(i)	The rate shown is the annualized 7-day yield as of September 30, 2023.

*	All securities are domiciled in the United States.

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Statement of Assets and Liabilities

  As of September 30, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost $589,016,099)	$665,857,698
Cash	12,192,365
Receivable for investments sold	73,072
Interest receivable	1,383,957
Prepaid expenses and other assets	1,825,415
Total Assets	681,332,507

LIABILITIES:
Credit facility	25,000,000
Deferred tax liability	7,591,956
Current tax payable	2,576,481
Payable for investments purchased	31,939,324
Payable for shares repurchased	476,746
Interest payable on credit facility	6,451
Incentive fee payable	2,729,457
Investment advisory fee payable	2,255,370
Fund accounting and administration fees payable	172,981
Accrued trustees' fees payable	28,296
Other payables and accrued expenses	235,179
Total Liabilities	73,012,241
Net Assets Attributable to Common Shareholders	$608,320,266

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARESHOLDERS:
Paid-in capital	545,467,824
Total distributable earnings	62,852,442
Net Assets Attributable to Common Shareholders	$608,320,266

Class A
Net Assets	$38,100
Shares of Beneficial Interest Outstanding	3,442
Net Asset Value	11.07
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	11.47
Class D
Net Assets	38,580
Shares of Beneficial Interest Outstanding	3,441
Net Asset Value	11.21
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	11.62
Class I
Net Assets	608,243,586
Shares of Beneficial Interest	54,107,929
Net Asset Value	11.24

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	9

FS MVP Private Markets Fund	Consolidated Statement of Operations

For the Six Months Ended September 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,651,349
Interest	5,673,719
Lending fees	131,199
Total Investment Income	7,456,267

EXPENSES:
Investment advisory fees	4,019,727
Incentive fees	2,750,353
Interest expense	1,749,623
Legal and audit fees	782,900
Fund accounting and administration fees	292,635
Transfer agent fees	100,211
Trustees' fees and expenses	57,484
Chief Compliance Officer fees	15,820
Printing expenses	8,723
Custodian fees	7,743
Insurance expenses	3,667
Other expenses	65,550
Total Expenses	9,854,436
Net Investment Loss	(2,398,169)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	9,695,788
Net realized gain on investments	9,695,788
Net change in unrealized depreciation on:
Investments and unfunded commitments	17,247,339
Net change in unrealized depreciation on investments	17,247,339
Net Realized and Unrealized Gain on Investments	26,943,127
Liability for taxes on realized/unrealized gain on investments	(941,408)

Net Increase in Net Assets from Operations	$23,603,550

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended September 30, 2023 (Unaudited) (a)	For the Year Ended March 31, 2023 (a)
FROM OPERATIONS:
Net loss	$(2,398,169)	$(7,818,184)
Net realized gain on investments	9,695,788	29,574,640
Net change in unrealized appreciation/depreciation on investments and unfunded commitments	17,247,339	(9,207,901)
Liability for taxes on realized/unrealized gain on investments	(941,408)	–
Net Increase in Net Assets from Operations	23,603,550	12,548,555

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
From net realized gains	–	(1,129)
Class D
From net realized gains	–	(1,129)
Class I
From net realized gains	–	(16,083,140)
Net Decrease in Net Assets from Distributions to Common Shareholders	–	(16,085,398)

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended September 30, 2023 (Unaudited) (a)	For the Year Ended March 31, 2023 (a)
CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold	50	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	1,129
Class D
Proceeds from shares sold	51	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	1,129
Class I
Proceeds from shares sold	24,874,129	95,870,285
Cost of shares repurchased	(1,314,680)	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	14,670,991
Net Increase from Capital Share Transactions	23,559,550	110,543,534
Net Increase in Net Assets Attributable to Common Shares	47,163,100	107,006,691

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	561,157,166	454,150,475
End of period	$608,320,266	$561,157,166

SHARE ACTIVITY
Class A
Shares issued in reinvestment of distributions	–	109
Class D
Shares issued in reinvestment of distributions	–	108
Class I
Shares sold	2,182,740	7,452,259
Shares issued in reinvestment of distributions	–	1,402,580
Shares redeemed	(119,092)	–

See Notes to Financial Statements.

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FS MVP Private Markets Fund	Consolidated Statement of Cash Flows

For the Six Months Ended September 30, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets from operations	$23,603,550
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(102,986,950)
Proceeds from disposition of investments	37,516,212
Net discounts (accreted)/premiums amortized	11,005,405
Net realized (gain)/loss on:
Investments	(9,695,788)
Net change in unrealized (appreciation)/depreciation on:
Investments and unfunded commitments	(17,247,339)
Net purchase of short term investment	32,698,191
(Increase)/Decrease in assets:
Interest receivable	(486,359)
Prepaid expenses and other assets	279,802
Increase/(Decrease) in liabilities:
Interest due on loan facility	(332,920)
Incentive fee payable	1,986,349
Deferred tax liability	(1,635,073)
Current tax payable	2,576,481
Organizational cost payable	(379,431)
Investment advisory fee payable	470,593
Fund accounting and administration payable	20,606
Accrued trustees' fees payable	27,484
Other payables and accrued expenses	149,162
Net Cash Provided by/(Used in) Operating Activities	(22,430,025)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cost of shares repurchased	(837,934)
Proceeds from shares sold - common shares	25,209,230
Net Cash Provided By Financing Activities	24,371,296

Net Increase in Cash	1,941,271
Cash, beginning balance	$10,251,094
Cash, ending balance	$12,192,365

Cash paid on interest on credit facility	$2,082,543

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	13

FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Year Ended March 31, 2023			For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.66			$10.49			$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)			(0.26)			(0.10)
Net realized and unrealized gain on investments	0.52			0.77			0.59
Total Income from Investment Operations	0.41			0.51			0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	–			(0.34)			–
Total Distributions to Common Shareholders	–			(0.34)			–

Net asset value per common share - end of period	$11.07			$10.66			$10.49

Total Return (b)	3.85%			4.74%			4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$38			$37			$35
Ratio of expenses to average net assets attributable to common shares	4.62	%(c)(d)		3.60	%(c)(e)		3.24	%(c)
Ratio of net investment loss to average net assets attributable to common shares	(2.08	%)(f)		(2.30	%)(f)		(1.86	%)(f)
Portfolio turnover rate	4	%(g)		3%			0	%(g)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$25,000		$	N/A		$	N/A
Asset coverage per $1,000 unit of indebtedness(h)	$25,333			N/A			N/A

(a)	Calculated using average common shares outstanding.

See Notes to Financial Statements.

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FS MVP Private Markets Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.42% for the six months ended September 30, 2023, 0.14% for the year ended March 31, 2023 and 0.45% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.60% of average net assets.

(e)	Includes Interest expense of 0.22% of average net assets.

(f)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.42% for the six months ended September 30, 2023, 0.14% for the year ended March 31, 2023 and 0.45% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	15

FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Year Ended March 31, 2023			For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.76			$10.51			$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)			(0.19)			(0.08)
Net realized and unrealized gain on investments	0.53			0.78			0.59
Total Income from Investment Operations	0.45			0.59			0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	–			(0.34)			–
Total Distributions to Common Shareholders	–			(0.34)			–

Net asset value per common share - end of period	$11.21			$10.76			$10.51

Total Return (b)	4.18%			5.40%			5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$39			$37			$35
Ratio of expenses to average net assets attributable to common shares	3.92	%(c)(d)		2.88	%(c)(e)		2.45	%(c)
Ratio of net investment loss to average net assets attributable to common shares	(1.38	%)(f)		(1.53	%)(f)		(1.06	%)(f)
Portfolio turnover rate	4	%(g)		3%			0	%(g)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$25,000		$	N/A		$	N/A
Asset coverage per $1,000 unit of indebtedness(h)	$25,333			N/A			N/A

(a)	Calculated using average common shares outstanding.

See Notes to Financial Statements.

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FS MVP Private Markets Fund – Class D	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.46% for the six months ended September 30, 2023, 0.20% for the year ended March 31, 2023 and 0.45% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.60% of average net assets.

(e)	Includes Interest expense of 0.22% of average net assets.

(f)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.46% for the six months ended September 30, 2023, 0.20% for the year ended March 31, 2023 and 0.45% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	17

FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended September 30, 2023 (Unaudited)		For the Year Ended March 31, 2023			For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.78			$10.51			$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)			(0.16)			(0.07)
Net realized and unrealized gain on investments	0.52			0.77			0.58
Total Income from Investment Operations	0.46			0.61			0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net realized gains	–			(0.34)			–
Total Distributions to Common Shareholders	–			(0.34)			–

Net asset value per common share - end of period	$11.24			$10.78			$10.51

Total Return (b)	4.27%			5.69%			5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$608,244			$559,754			$454,080
Ratio of expenses to average net assets attributable to common shares	3.69	%(c)(d)		2.72	%(c)(e)		2.23	%(c)
Ratio of net investment loss to average net assets attributable to common shares	(1.14	%)(f)		(1.30	%)(f)		(0.81	%)(f)
Portfolio turnover rate	4	%(g)		3%			0	%(g)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$25,000		$	N/A		$	N/A
Asset coverage per $1,000 unit of indebtedness(h)	$25,333			N/A			N/A

(a)	Calculated using average common shares outstanding.

See Notes to Financial Statements.

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FS MVP Private Markets Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.

(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.46% for the six months ended September 30, 2023, 0.25% for the year ended March 31, 2023 and 0.46% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.

(d)	Includes Interest expense of 0.60% of average net assets.

(e)	Includes Interest expense of 0.22% of average net assets.

(f)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.47% for the six months ended September 30, 2023, 0.25% for the year ended March 31, 2023 and 0.46% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 senior indebtedness.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2023	19

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

1. ORGANIZATION

FS MVP Private Markets Fund, formerly MVP Private Markets Fund, (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisers, LLC (the "Adviser"), a subsidiary of FS Investments (formerly Franklin Square Capital Partners), a national sponsor of alternative investment funds designed for the individual investor. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997. The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the Predecessor Fund, through a tax-free reorganization, transferred investments, cash and other assets totaling $416,174,869 (including $45,914,879 of unrealized appreciation) into the Fund. The investments acquired by the Fund in the reorganization were valued using fair value procedures approved by the Fund's Board of Trustees (the "Board"). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the conversion, the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

●	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
●	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
●	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
●	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure to Fund Investments indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ("Private Market Assets"). For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Semi-Annual Report | September 30, 2023	21

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

As of September 30, 2023, there are two active Subsidiaries: MVP Private Markets Sub-Fund LLC (the “Sub-Fund”) and MVP Private Markets Fund (S) LLC, both formed in Delaware. These Subsidiaries have the same investment objective as the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

As of September 30, 2023, the total value of investments held by the Sub-Fund is $108,521,817 or approximately 17.84% of the Fund's net assets.

As of September 30, 2023, the total value of investments held by MVP Private Markets Fund (S) LLC are $22,346,567 or approximately 3.67% of the Fund's net assets.

Federal Tax Information: The Fund has elected to be treated, and qualifies as a regulated investment company ("RIC") under Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of September 30. The Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of September 30, 2023, the tax years ended September 30, 2023 and September 30, 2022 are subject to examination by the major tax jurisdictions as the statute of limitations are the previous three tax years.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2023, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended September 30, 2023
	Current	Deferred	Total
Federal	$146,960	$153,396	$300,356
State	172,552	468,500	641,052
Total tax expense	$319,512	$621,896	$941,408

Components of the Fund’s tax liability are as follows:

As of September 30, 2023
Tax liability:
Realized gain on investment securities	$2,576,481
Net unrealized gain on investment securities	7,591,956
Net Tax Liability	$10,168,437

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Cash: Cash consists of monies held at UMB Bank, n.a. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Semi-Annual Report | September 30, 2023	23

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Fund calculates its net asset value as of the close of business on the last business day of each month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class A Shares, Class I Shares and Class D Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares, Class I Shares and Class D Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”), and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s Valuation Designee, subject to the oversight of the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

Semi-Annual Report | September 30, 2023	25

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price, subject to adjustment based on potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Designee considers different factors such as the source and the nature of the quotation and trading volume in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of Direct Investments, the Valuation Designee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the relevant Portfolio Companies or other business counterparties.

Secondary Investments and Primary Investments in Portfolio Funds are generally valued based on the latest net asset value reported by the associated Sponsor taking into account the subsequent cash flow activity with respect thereto as set forth below, provided that if the Valuation Designee concludes in good faith that the latest net asset value reported by a Sponsor does not represent fair value, the Valuation Designee will make a corresponding adjustment to reflect the current fair value of such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Designee applies valuation methodologies as outlined above. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Sponsor until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Sponsor.

Notwithstanding the above, Sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Valuation Designee will not be able to confirm independently the accuracy of valuations provided by the Sponsors (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Adviser and its affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of September 30, 2023:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$72,822,965	$72,822,965
Direct Equity	–	–	46,153,165	179,916,326
Primary Investment	–	–	–	27,321,540
Secondary Investment	–	–	–	349,968,218
Short Term Investments	35,828,649	–	–	35,828,649
Total	$35,828,649	$–	$118,976,130	$665,857,698

Direct Equity, Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $511,052,919 are excluded from the fair value hierarchy as of September 30, 2023.

Semi-Annual Report | September 30, 2023	27

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Secondary Investment	Total
Balance as of March 31, 2023	$70,094,031	$21,175,477	$–	$91,269,508
Accrued discount/ premium	176,332	–	–	176,332
Return of Capital			–	–
Realized Gain/(Loss)	58,294	–	–	58,294
Change in Unrealized Appreciation/(Depreciation)	228,047	322,129	–	550,176
Purchases	5,303,341	16,624	–	5,319,965
Sales Proceeds	(3,037,080)	–	–	(3,037,080)
Transfer into Level 3	–	24,869,016	–	24,869,016
Transfer out of Level 3	–	(230,081)	–	(230,081)
Balance as of September 30, 2023	$72,822,965	$46,153,165	$–	$118,976,130
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023	$228,047	$322,129	$–	$550,176

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2023:

Asset Class	Fair Value at September 30, 2023	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input
Direct Credit	$ 47,333,060	Relevant ValueAnalysis	Yield toMaturity	9.7% –16.4%	13.0%	Decrease
Direct Credit	25,489,905	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	46,153,165	Market Comparable Companies	EBITDAMultiple	7.1x –15.7x	11.2x	Increase

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of September 30, 2023, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$561,762,392	$82,711,915	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	44,585,774	977,876	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	23,680,883	3,158,003	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of September 30, 2023.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries.Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Semi-Annual Report | September 30, 2023	29

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. RELATED PARTY TRANSACTIONS AND OTHER

As of September 30, 2023, the Fund and the Sub-Fund had no investments in Portfolio Funds that were related parties.

5. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS, INCLUDING DISTRIBUTION AND SERVICING FEE

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Management Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the six months ended September 30, 2023 the Adviser earned $4,019,727 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $2,255,370 was payable as of September 30, 2023 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term "net profits" means the amount by which the net asset value ("NAV") of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the "Loss Recovery Account"), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the six months ended September 30, 2023 the Adviser earned $2,750,353 of Incentive Fee, of which $2,729,457 was payable as of September 30, 2023 and is reported in “Incentive fee payable” on the Consolidated Statement of Assets and Liabilities.

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses incurred in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the due diligence, purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating, selling and reporting upon Fund Investments (whether or not such investments are consummated), expenses of transactions not completed; break-up fees, expenses incurred by the Fund as a result of a default, a transfer, withdrawal or removal, legal expenses and recording fees and expenses including, but not limited to, amendments, consents and modifications, jurisdictional filings, regulatory fees and related expenses incurred by the Fund, the Adviser, or any affiliates thereof, investment structuring (including fees, expenses and costs incurred in connection with forming and maintaining subsidiary investment vehicles), corporate actions, round-trip travel, lodging, meals and other incidentals associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee and the Administration Fee (defined below); brokerage commissions; escrow agent fees and expenses, all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees, costs and expenses for services rendered on behalf of the Fund (including, without limitation, expenses of consultants, experts and specialists, all research, market analysis, data (including Bloomberg fees, research and software expenses (including without limitation, software licensing fees) and other expenses incurred in connection with data services providing price feeds, news feeds, securities and company information and company fundamental data) and related expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund and compliance, operations and/or management matters relating to the Fund), including foreign counsel and secondees of third-party law firms and temporary legal staffing firms (any of which may be short-term and/or long-term arrangements); accounting, auditing and tax preparation fees and expenses; fees and expenses incurred in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; any costs and expenses to ensure ongoing compliance with the laws of various jurisdictions or applicable regulations (including, but not limited to, costs and expenses to obtain exemptions, maintain qualifications, satisfy any regulatory or other jurisdiction fees, such as filing, notice and registration fees, as well as costs and expenses relating to the preparation and filing of regulatory filings, including any costs and expenses relating to any registrations of the Adviser and its affiliates relating to the Fund’s activities, including any costs and expenses relating to any registrations (or maintenance thereof); costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

Semi-Annual Report | September 30, 2023	31

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Adviser, pursuant to an expense limitation agreement (the "Expense Limitation Agreement") has contractually agreed to reduce its fees and/or absorb expenses of the Fund, if required to ensure that total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average daily net assets, respectively for Class A, Class I and Class D Shares, respectively (the "Expense Limit"). The Expense Limitation Agreement will continue in effect June 30, 2024 and will continue in effect for a term ending one year from such date, and will automatically renew thereafter for up to two additional consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed or (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Independent Trustees, as defined by the 1940 Act, receive an annual retainer of $35,000 (prorated for partial years). The Board Chairman and Audit Committee Chairman, each receive an additional $5,000 per year. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. For the six months ended September 30, 2023, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

During the six months ended September 30, 2023, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $15,280, which is reported in “Chief Compliance Officer Fees” on the Consolidated Statement of Operations.

ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund providing administrative services, and assisting with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser with the Adviser’s consent. In consideration for these services, the Administrator is paid a fee that is calculated daily and billed monthly and based upon the Fund’s Average Daily Fund Assets (defined as the Fund’s total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), subject to a minimum annual fee (the "Administration Fee"). For the six months ended September 30, 2023 the total administration fees were $292,635, which are reported in “Fund accounting and administration fees” on the Consolidated Statement of Operations, of which $172,981 was payable and is reported in “Fund accounting and administration fees payable” on the Consolidated Statement of Assets and Liabilities at September 30, 2023.

UMB Bank, n.a. (the "Custodian") serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository, clearing agency or omnibus customer account of such custodian. For the six months ended September 30, 2023, the total custody fees were $7,743, which were reported in “Custodian fees” on the Consolidated Statement of Operations, of which $24,104 was payable and is reported in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities at September 30, 2023.

Semi-Annual Report | September 30, 2023	33

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

ALPS Distributors, Inc. (the "Distributor"), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and the Distributor. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class D Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to a maximum of 1.00% per year on Class A Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the "Distribution and Servicing Fee") to the Fund’s Distributor and/or other qualified recipients. During the six months ended September 30, 2023, the Distributor earned $243 of Distribution and Servicing Fee which is included in “Other expenses” on the Consolidated Statement of Operations, all of which was payable at September 30, 2023 and is included in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities.

6. ORGANIZATIONAL EXPENSES AND OFFERING COSTS

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are legal fees and audit fees relating to the initial seed audit. These costs are expensed as incurred by the Fund and will be advanced by the Adviser subject to repayment.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to repayment.

7. INVESTMENTS

For the six months ended September 30, 2023, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $102,893,621 and $31,606,202, respectively.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of September 30, 2023.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

8. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of September 30, 2023, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$96,429,202	$(16,100,946)	$80,328,256	$585,529,440

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.

9. INVESTMENT COMMITMENTS

As of September 30, 2023, the Fund had outstanding unfunded investment commitments totaling $86,847,794.

10. CREDIT FACILITY

The Fund and the Sub-Fund, are party to a $120,000,000 secured revolving credit facility with Nomura Corporate Funding Americas, LLC ("Nomura Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Nomura Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Fund and the Sub-Fund. Assets securing the Nomura Credit Facility held by the Fund and the Sub-Fund are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Sub-Fund are also required to comply with various covenants, reporting requirements and other customary requirements. As of September 30, 2023, the Fund and the Sub-Fund were in compliance in all material respects with the terms of the Nomura Credit Facility.

For the period, March 31, 2023, to September 30, 2023, the Nomura Credit Facility bore interest at SOFR plus a spread of 3.25% and was subject to an unused commitment fee of 1.35%. As of September 30, 2023, there was $25,000,000 outstanding under the Nomura Credit Facility. At September 30, 2023 interest payable, on the Credit Facility is $6,451 and is presented in the Consolidated Statement of Assets and Liabilities.

Semi-Annual Report | September 30, 2023	35

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

For the period March 31, 2023, to September 30, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Nomura Credit Facility were as follows:

For the Period March 31, 2023 to September 30, 2023
Credit facility interest expense	$1,062,263
Credit facility unfunded commitment fee	687,360
Amortization of debt issuance costs	257,173
Total credit facility expense	$2,006,796
Average stated interest rate	8.36%
Average outstanding balance	$25,000,000

11. SIGNIFICANT SHAREHOLDER

As of September 30, 2023, the Fund had a shareholder that holds 59% of the outstanding shares of the Fund.

12. REPURCHASES

No shareholder (or other person holding Shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its Shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

During the six months ended September 30, 2023, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of the Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the June 5, 2023 and September 6, 2023 Repurchase Request Deadlines were honored in their full amounts. The results of the aforementioned repurchase offers were as follows:

	Tender Offer #2	Tender Offer #3
Commencement Date	May 3, 2023	August 3, 2023
Repurchase Request Deadline	June 5, 2023	September 6, 2023
Repurchase Pricing Date	June 30, 2023	September 29, 2023
Dollars Repurchased	$817,460	$395,000
Shares Repurchased	74,450	35,142

13. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

14. PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non- diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Semi-Annual Report | September 30, 2023	37

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Semi-Annual Report | September 30, 2023	39

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. Any or all of these conditions could have a material adverse effect on the Fund and/or the Fund Investments and prevent the Fund from achieving its investment objectives.

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

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FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the day-to-day valuation and pricing responsibility for the Fund to the Adviser, Portfolio Advisors, LLC (the “Valuation Designee”). The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Sponsors.

A Sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Interest Rate Risk. The Fund and the Fund Investments are subject to financial market risks, including changes in interest rates. General interest rate fluctuations, including in particular rapidly rising interest rates, may have a substantial negative impact on the Fund Investments and the Fund. For example, certain Fund Investments may have exposure to floating rate loans. In the event of a significant rising interest rate environment, borrowers with such loans could see their payments increase, which could lead to a significant increase in defaults. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with exposure to fixed-rate loans may decline in value because they are locked in at below market yield. In addition, an increase in interest rates would make it more expensive to use debt for the financing needs of the Fund and the Fund Investments, if any. These and other interest rate-related developments, including without limitation the discontinuation of the London Interbank Offered Rate (“LIBOR”), could also have a material adverse impact on the Fund’s ability to meet its investment objectives. Furthermore, the risks associated with the transition to replacement rates, such as Secured Overnight Financial Rate "SOFR", may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Semi-Annual Report | September 30, 2023	41

FS MVP Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2023 (Unaudited)

Other Risks. The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund's ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation ("FDIC") protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

15. REORGANIZATION INFORMATION

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The tax-free reorganization was accomplished at close of business on December 31, 2021. The reorganization was accomplished by the following tax-free exchange in which shareholders of the Predecessor Fund received 37,053,954 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at fair value, and the cost of investments was carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes.

16. SUBSEQUENT EVENTS

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $30,414,418 as of September 30, 2023), with a December 31, 2023 valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by December 6, 2023 for the Class D shares, Class A shares or Class I Shares.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

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FS MVP Private Markets Fund	Other Information

September 30, 2023 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 844-663-0164 and on the SEC’s website at https://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 844-663-0164 or (ii) by visiting the SEC’s website at https://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

Semi-Annual Report | September 30, 2023	43

FS MVP Private Markets Fund	Privacy Policy

September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    Account transactions

●    Account balances

●    Transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
QUESTIONS?	Call or visit fund website

44	www.portad.com

FS MVP Private Markets Fund	Privacy Policy

September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	FS MVP Private Markets Fund

WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you
●    Open an account
●    Provide account information
●    Give us your contact information
●    Make deposits or withdrawals from your account
●    Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:
●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
●    Affiliates from using your information to market to you
●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Semi-Annual Report | September 30, 2023	45

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports.

(b)	None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the registrant’s shareholders may recommend nominees to the Board during the period covered by the semi-annual report included in Item 1(a) of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable.

(b)	Not Applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)(1)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS MVP PRIVATE MARKETS FUND

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 5, 2023

By:	/s/ Daniel Iamiceli
Daniel Iamiceli
Treasurer (Principal Financial Officer)

Date:  December 5, 2023